AXP(R) Global
                                                                   Balanced Fund

                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
 Express(R)
Funds

(icon of) compass

AXP Global Balanced Fund seeks to provide shareholders with a balance of growth of capital and current income.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

An International Blend

AXP Global Balanced Fund offers a logical first step for investors who want to have some exposure to foreign markets, but also want to avoid the greater volatility of a portfolio consisting of only foreign stocks.

Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                        3

From the Portfolio Managers              3

Fund Facts                               5

The 10 Largest Holdings                  6

Making the Most of the Fund              7

The Fund's Long-term Performance         8

Board Members and Officers              10

Independent Auditors' Report            12

Financial Statements                    13

Notes to Financial Statements           16

Investments in Securities               24

Federal Income Tax Information          29

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2   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) Elizabeth Tran
Elizabeth Tran
Portfolio manager

From the Portfolio Managers

AXP Global Balanced Fund experienced a loss during the past fiscal year, as a slowdown in global economic growth and weakening corporate profits depressed stocks in the major markets of the U.S. and Europe. For the 12 months -- November 2000 through October 2001 -- the Fund's Class A shares lost 20.63% (excluding the sales charge). This compares with a loss of 13.58% for the Lipper Global Flexible Funds Index, a group of mutual funds used to compare the performance of funds such as this.

Stocks had already begun to slide when the period began, as indications of a slowdown in economic and corporate profit growth in the U.S. also cast a cloud over the outlook for the major European markets. As it turned out, that gloomy scenario played out as many observers feared and plagued stocks on both sides of the Atlantic for most of the fiscal year.

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3   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

(picture of) Mark Fawcett
Mark Fawcett
Portfolio manager

(picture of) Michael Ng
Michael Ng
Portfolio manager

While virtually all sectors came under pressure, technology-related growth stocks clearly suffered the most, as declines of 50% to 90% were common. Although the Fund avoided the worst of technology's blow-ups, its performance was nonetheless sharply penalized by its tech holdings. The fundamental problem stemmed from our misjudgment of the global economy, which we expected to pick up in the second half of 2000, allowing growth stocks, especially tech issues, to move higher in anticipation of that possibility. When the economic outlook failed to improve by early summer -- in fact, it worsened -- the stocks slid further. As that occurred, we substantially cut back on tech, but most of the damage had already been done.

Concurrently, we shifted the portfolio to a more defensive position, adding to pharmaceutical and consumer staple stocks, and maintaining an above-average exposure to financial services and holding a higher level of cash reserves. That strategy proved worthwhile, but it couldn't pull the portfolio out of the hole it was mired in.

Things were considerably better on the bond side. Spurred by the weakening economies, non-threatening inflation data and central banks' willingness to cut short-term interest rates, bond prices rose for much of the period. Thanks to steep and steady interest-rate cuts by the Federal Reserve, U.S. government bonds enjoyed particularly good gains. Overall, we emphasized bond investments in the U.S. over Europe.

Looking more closely at the portfolio, the largest component was U.S. stocks, followed by U.S. bonds, foreign stocks and foreign bonds. On a geographical basis, about half of the investments were in the U.S., with the bulk of the rest in Europe, mainly Germany, the United Kingdom, France and Italy. We kept only a small exposure to Japan, where the investment climate remained largely uninviting.

As for the new fiscal year, we think the events of September 11 will delay the global economic recovery, making it more difficult for stocks to mount a sustained advance. Bonds, on the other hand, should continue to benefit from the likelihood of sluggish economies and an ongoing slowdown in the rate of inflation worldwide. Therefore, late in the period we reduced stocks and increased bonds to achieve roughly a 50/50 allocation.

Elizabeth Tran

Mark Fawcett

Michael Ng

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4   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $4.53
Oct. 31, 2000                                                     $6.27
Decrease                                                          $1.74

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $0.25
From long-term capital gains                                      $0.29
Total distributions                                               $0.54
Total return*                                                   -20.63%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $4.47
Oct. 31, 2000                                                     $6.21
Decrease                                                          $1.74

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $0.22
From long-term capital gains                                      $0.29
Total distributions                                               $0.51
Total return*                                                   -21.21%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $4.46
Oct. 31, 2000                                                     $6.21
Decrease                                                          $1.75

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $0.24
From long-term capital gains                                      $0.29
Total distributions                                               $0.53
Total return*                                                   -21.17%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
Oct. 31, 2001                                                     $4.56
Oct. 31, 2000                                                     $6.30
Decrease                                                          $1.74

Distributions -- Nov. 1, 2000 - Oct. 31, 2001
From income                                                       $0.25
From long-term capital gains                                      $0.29
Total distributions                                               $0.54
Total return*                                                   -20.40%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                              Percent               Value
                                          (of net assets)   (as of Oct 31, 2001)
Oesterreich Kontrollbank (Austria)
1.80% 2010                                     2.3%             $3,183,401
Buoni Poliennali Del Tes (Italy)
4.25% 2009                                     2.2               3,006,328
Microsoft (United States)                      2.2               2,967,511
Pfizer (United States)                         1.8               2,495,983
Intl Business Machines (United States)         1.8               2,474,803
Abbott Laboratories (United States)            1.5               2,103,306
American Home Products (United States)         1.5               2,082,459
Citigroup (United States)                      1.4               1,928,363
General Electric (United States)               1.4               1,868,197
Tyco Intl (Bermuda)                            1.3               1,818,180

Excludes U.S. Treasury and government agency holdings.

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here make up 17.4% of net assets

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6   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

The Fund's Long-term Performance

               Value of your $10,000 in AXP Global Balanced Fund
(line chart)
$30,000

                                                                        $10,672
                                                            AXP Global Balanced
$20,000                 MSCI All Country                           Fund Class A
                        World Free Index
                                         Lipper Global Flexible
                                                    Funds Index
$9,425


12/1/96         10/97          10/98          10/99          10/00         10/01

Average Annual Total Returns (as of Oct. 31, 2001)
                                                                     Since
                                         1 year                    inception
AXP Global Balanced Fund
   Class A                               -25.20%                    +1.32%*
   Class B                               -24.09%                    +1.60%*
   Class C                               -21.89%                   -19.70%**
   Class Y                               -20.40%                    +2.77%*

  * Inception date was Nov. 13, 1996.
 ** Inception date was June 26, 2000.

Assumes: Holding period from 12/1/96 to 10/31/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $2,263. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited unmanaged performance indexes, the MSCI All Country World Free Index and the Lipper Global Flexible Funds Index. In comparing AXP Global Balanced Fund (Class A) to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

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8   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Morgan Stanley Capital International (MSCI) All Country World Free Index, an unmanaged index, is compiled from a composite of securities markets of 47 countries, including Canada, the United States, and 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Global Flexible Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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9   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 72 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                        Position       Principal           Other
address,                     held with      occupations         directorships
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- -------------------
H. Brewster Atwater, Jr.     Board member   Retired chair and
4900 IDS Tower               since 1996     chief executive
Minneapolis, MN 55402                       officer, General
Born in 1931                                Mills, Inc.
                                            (consumer foods)
---------------------------- -------------- ------------------- -------------------
Arne H. Carlson              Chair of the   Chair, Board
901 S. Marquette Ave.        Board since    Services
Minneapolis, MN              1999           Corporation
55402                                       (provides
Born in 1934                                administrative
                                            services to
                                            boards), former
                                            Governor of
                                            Minnesota
---------------------------- -------------- ------------------- -------------------
Lynne V. Cheney              Board member   Distinguished       The Reader's
American Enterprise          since 1994     Fellow, AEI         Digest
Institute for Public                                            Association Inc.
Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.
20036
Born in 1941
---------------------------- -------------- ------------------- -------------------
Livio D. DeSimone            Board member   Retired chair of    Cargill,
30 Seventh Street East       since 2001     the board and       Incorporated
Suite 3050                                  chief executive     (commodity
St. Paul, MN 55101-4901                     officer,            merchants and
Born in 1936                                Minnesota Mining    processors),
                                            and Manufacturing   Target
                                            (3M)                Corporation
                                                                (department
                                                                stores), General
                                                                Mills, Inc.
                                                                (consumer foods),
                                                                Vulcan Materials
                                                                Company
                                                                (construction
                                                                materials/chemicals)
                                                                and Milliken &
                                                                Company (textiles
                                                                and chemicals)
---------------------------- -------------- ------------------- -------------------
Ira D. Hall                  Board member   Treasurer, Texaco
Texaco, Inc.                 since 2001     Inc. since 1998.
2000 Westchester Avenue                     Prior to that,
White Plains, NY 10650                      director,
Born in 1944                                International
                                            Operations IBM
                                            Corp.
---------------------------- -------------- ------------------- -------------------
Heinz F. Hutter              Board          Retired president
P.O. Box 2187                member         and chief
Minneapolis, MN              since 1994     operating
55402                                       officer, Cargill,
Born in 1929                                Incorporated
                                            (commodity
                                            merchants and
                                            processors)
---------------------------- -------------- ------------------- -------------------
Anne P. Jones                Board member   Attorney and        Motorola, Inc.
5716 Bent Branch Rd.         since 1985     consultant          (electronics)
Bethesda, MD 20816
Born in 1935
---------------------------- -------------- ------------------- -------------------
William R. Pearce            Board          RII Weyerhaeuser
2050 One Financial Plaza     member         World Timberfund,
Minneapolis, MN 55402        since 1980     L.P. (develops
Born in 1927                                timber resources)
                                            - management
                                            committee; former
                                            chair, American
                                            Express Funds
---------------------------- -------------- ------------------- -------------------

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10   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Independent Board Members (continued)

Name,                        Position       Principal           Other
address,                     held with      occupations         directorships
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- -------------------
Alan K. Simpson              Board member   Former three-term   Biogen, Inc.
1201 Sunshine Ave.           since 1997     United States       (bio-pharmaceuticals)
Cody, WY 82414                              Senator for
Born in 1931                                Wyoming
---------------------------- -------------- ------------------- -------------------
C. Angus Wurtele             Board          Retired chair of    Bemis Corporation
4900 IDS Tower               member         the board and       (packaging)
Minneapolis, MN 55402        since 1994     chief executive
Born in 1934                                officer,  The
                                            Valspar
                                            Corporation
---------------------------- -------------- ------------------- -------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                        Position       Principal           Other directorships
address,                     held with      occupations
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- --------------------
David R. Hubers              Board          Retired chief       Chronimed Inc.
50643 AXP Financial Center   member         executive officer   (specialty
Minneapolis, MN 55474        since 1993     and director of     pharmaceutical
Born in 1943                                AEFC                distribution), RTW
                                                                Inc. (manages
                                                                workers
                                                                compensation
                                                                programs), Lawson
                                                                Software, Inc.
                                                                (technology based
                                                                business
                                                                applications)
---------------------------- -------------- ------------------- --------------------
John R. Thomas               Board          Senior vice
50652 AXP Financial Center   member         president -
Minneapolis, MN 55474        since 1987,    information and
Born in 1937                 president      technology of
                             since 1997     AEFC
---------------------------- -------------- ------------------- --------------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name,                        Position       Principal           Other directorships
address,                     held with      occupations
age                          Registrant     during past five
                             and length     years
                             of service
---------------------------- -------------- ------------------- --------------------
John M. Knight               Treasurer      Vice president -
50005 AXP Financial Center   since 1999     investment
Minneapolis, MN 55474                       accounting of
Born in 1952                                AEFC
---------------------------- -------------- ------------------- --------------------
Leslie L. Ogg                Vice           President of
901 S. Marquette Ave.        president,     Board Services
Minneapolis, MN 55402        general        Corporation
Born in 1938                 counsel and
                             secretary
                             since 1978
---------------------------- -------------- ------------------- --------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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11   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP GLOBAL SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Global Balanced Fund (a series of the AXP Global Series, Inc.) as of October 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2001 and the financial highlights for each of the years in the four-year period ended October 31, 2001 and for the period from November 13, 1996, (commencement of operations), to October 31, 1997. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Global Balanced Fund as of October 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

December 7, 2001

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12   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Balanced Fund

Oct. 31, 2001
Assets
Investments in securities, at value (Note 1)
     (identified cost $138,057,624)                                                           $133,054,853
Cash in bank on demand deposit                                                                         382
Capital shares receivable                                                                           13,509
Dividends and accrued interest receivable                                                        1,534,109
Receivable for investment securities sold                                                        2,887,646
                                                                                                 ---------
Total assets                                                                                   137,490,499
                                                                                               -----------
Liabilities
Payable for investment securities purchased                                                      1,334,228
Accrued investment management services fee                                                           2,974
Accrued distribution fee                                                                             2,038
Accrued service fee                                                                                      7
Accrued transfer agency fee                                                                            551
Accrued administrative services fee                                                                    226
Other accrued expenses                                                                              74,987
                                                                                                    ------
Total liabilities                                                                                1,415,011
                                                                                                 ---------
Net assets applicable to outstanding capital stock                                            $136,075,488
                                                                                              ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                      $    301,750
Additional paid-in capital                                                                     176,220,565
Undistributed net investment income                                                                398,560
Accumulated net realized gain (loss) (Note 7)                                                  (35,837,872)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                         (5,007,515)
                                                                                                ----------
Total -- representing net assets applicable to outstanding capital stock                      $136,075,488
                                                                                              ============
Net assets applicable to outstanding shares:               Class A                            $ 79,838,957
                                                           Class B                            $ 53,274,664
                                                           Class C                            $    543,238
                                                           Class Y                            $  2,418,629
Net asset value per share of outstanding capital stock:    Class A shares     17,607,843      $       4.53
                                                           Class B shares     11,914,736      $       4.47
                                                           Class C shares        121,720      $       4.46
                                                           Class Y shares        530,708      $       4.56
                                                                                 -------      ------------

See accompanying notes to financial statements.

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13   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Statement of operations
AXP Global Balanced Fund

Year ended Oct. 31, 2001
Investment income
Income:
Dividends                                                                                     $    909,960
Interest                                                                                         3,365,213
     Less foreign taxes withheld                                                                   (62,912)
                                                                                                   -------
Total income                                                                                     4,212,261
                                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                                               1,247,975
Distribution fee
     Class A                                                                                       232,798
     Class B                                                                                       653,511
     Class C                                                                                         3,837
Transfer agency fee                                                                                318,820
Incremental transfer agency fee
     Class A                                                                                        20,436
     Class B                                                                                        22,487
     Class C                                                                                           159
Service fee -- Class Y                                                                               1,788
Administrative services fees and expenses                                                           98,158
Compensation of board members                                                                        9,985
Custodian fees                                                                                      80,005
Printing and postage                                                                                49,860
Registration fees                                                                                   68,470
Audit fees                                                                                          18,250
Other                                                                                                4,442
                                                                                                     -----
Total expenses                                                                                   2,830,981
     Earnings credits on cash balances (Note 2)                                                    (14,472)
                                                                                                   -------
Total net expenses                                                                               2,816,509
                                                                                                 ---------
Investment income (loss) -- net                                                                  1,395,752
                                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                            (35,683,073)
     Foreign currency transactions                                                                  46,613
                                                                                                    ------
Net realized gain (loss) on investments                                                        (35,636,460)
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                         (3,463,775)
                                                                                                ----------
Net gain (loss) on investments and foreign currencies                                          (39,100,235)
                                                                                               -----------
Net increase (decrease) in net assets resulting from operations                               $(37,704,483)
                                                                                              ============

See accompanying notes to financial statements.

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14   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Global Balanced Fund

Year ended Oct. 31,                                                                 2001              2000
Operations and distributions
Investment income (loss) -- net                                             $  1,395,752      $  1,845,012
Net realized gain (loss) on investments                                      (35,636,460)       12,652,945
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies       (3,463,775)      (11,441,182)
                                                                              ----------       -----------
Net increase (decrease) in net assets resulting from operations              (37,704,483)        3,056,775
                                                                             -----------         ---------
Distributions to shareholders from:
     Net investment income
         Class A                                                                (427,085)         (460,788)
         Class B                                                                      --          (188,858)
         Class C                                                                    (677)               --
         Class Y                                                                  (9,408)               (7)
     Net realized gain
         Class A                                                              (8,653,890)       (7,922,899)
         Class B                                                              (6,251,273)       (5,406,811)
         Class C                                                                 (14,106)               --
         Class Y                                                                (109,148)             (108)
                                                                                --------              ----
Total distributions                                                          (15,465,587)      (13,979,471)
                                                                             -----------       -----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                  27,366,581        46,893,342
     Class B shares                                                           10,878,062        23,477,082
     Class C shares                                                              597,777           131,377
     Class Y shares                                                            2,186,077         1,774,227
Reinvestment of distributions at net asset value
     Class A shares                                                            8,857,999         7,831,573
     Class B shares                                                            6,145,933         5,514,191
     Class C shares                                                               14,783                --
     Class Y shares                                                              118,556               115
Payments for redemptions
     Class A shares                                                          (35,573,917)      (38,753,765)
     Class B shares (Note 2)                                                 (18,871,266)      (14,908,490)
     Class C shares (Note 2)                                                     (87,625)               --
     Class Y shares                                                             (470,336)         (606,853)
                                                                                --------          --------
Net increase (decrease) in net assets from capital share transactions          1,162,624        31,352,799
                                                                               ---------        ----------
Total increase (decrease) in net assets                                      (52,007,446)       20,430,103
Net assets at beginning of year                                              188,082,934       167,652,831
                                                                             -----------       -----------
Net assets at end of year                                                   $136,075,488      $188,082,934
                                                                            ============      ============
Undistributed net investment income                                         $    398,560      $     25,616
                                                                            ------------      ------------

See accompanying notes to financial statements.

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15   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Global Balanced Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund invests primarily in equity and debt securities of issuers throughout the world. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 300 shares of capital stock at $6.67 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

-------------------------------------------------------------------------------
16   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

-------------------------------------------------------------------------------
17   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $585,638 and accumulated net realized loss has been decreased by $444,084 resulting in a net reclassification adjustment to increase paid-in capital by $141,554.

Dividends to shareholders
Dividends from net investment income, declared and paid each calendar quarter, when available are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.79% to 0.67% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Global Flexible Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $21,095 for the year ended Oct. 31, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

-------------------------------------------------------------------------------
18   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $203,386 for Class A, $56,827 for Class B and $115 for Class C for the year ended Oct. 31, 2001. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the year ended Oct. 31, 2001, the Fund's custodian and transfer agency fees were reduced by $14,472 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $264,970,596 and $277,191,313, respectively, for the year ended Oct. 31, 2001. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                      Year ended Oct. 31, 2001
                                             Class A     Class B    Class C     Class Y
Sold                                       5,320,243  2,135,016    117,568     424,281
Issued for reinvested distributions        1,624,564  1,136,032      2,740      21,718
Redeemed                                  (6,853,395)(3,769,909)   (19,211)    (92,728)
                                          ---------- ----------    -------     -------
Net increase (decrease)                       91,412   (498,861)   101,097     353,271
                                              ------   --------    -------     -------

                                                      Year ended Oct. 31, 2000
                                             Class A     Class B    Class C*    Class Y
Sold                                       7,069,430  3,551,107     20,623     267,763
Issued for reinvested distributions        1,178,972    832,844         --          17
Redeemed                                  (5,846,341)(2,266,065)        --     (90,554)
                                          ---------- ----------     ------     -------
Net increase (decrease)                    2,402,061  2,117,886     20,623     177,226
                                           ---------  ---------     ------     -------

* Inception date was June 26, 2000.

-------------------------------------------------------------------------------
19   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

5. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2001.

6. NEW ACCOUNTING PRONOUNCEMENT
In November, 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $34,289,758 as of Oct. 31, 2001, that will expire in 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

-------------------------------------------------------------------------------
20   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000         1999         1998          1997(b)
Net asset value, beginning of period                    $ 6.27        $6.61        $5.79        $5.33         $5.00
                                                        ------        -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                               .07          .08          .09          .10           .09
Net gains (losses) (both realized and unrealized)        (1.27)         .12          .82          .48           .31
                                                         -----          ---          ---          ---           ---
Total from investment operations                         (1.20)         .20          .91          .58           .40
                                                         -----          ---          ---          ---           ---
Less distributions:
Dividends from net investment income                      (.03)        (.03)        (.07)        (.11)         (.07)
Distributions from realized gains                         (.51)        (.51)        (.02)        (.01)           --
                                                          ----         ----         ----         ----          ----
Total distributions                                       (.54)        (.54)        (.09)        (.12)         (.07)
                                                          ----         ----         ----         ----          ----
Net asset value, end of period                          $ 4.53        $6.27        $6.61        $5.79         $5.33
                                                        ------        -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                    $80         $110         $100          $63           $31
                                                           ---         ----         ----          ---           ---
Ratio of expenses to average daily net assets(d)         1.45%        1.31%        1.40%        1.49%(e)      1.45%(e),(h)
                                                         ----         ----         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                         1.18%        1.26%        1.43%        1.86%         2.18%(h)
                                                         ----         ----         ----         ----          ----
Portfolio turnover rate
     (excluding short-term securities)                    173%         110%          99%          74%           44%
                                                          ---          ---           --           --            --
Total return(i)                                        (20.63%)       2.62%       15.53%       11.01%         8.10%
                                                       ------         ----        -----        -----          ----
Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000         1999         1998          1997(b)
Net asset value, beginning of period                    $ 6.21        $6.58        $5.77        $5.31         $5.00
                                                        ------        -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                               .01          .04          .03          .06           .06
Net gains (losses) (both realized and unrealized)        (1.24)         .12          .83          .48           .30
                                                         -----          ---          ---          ---           ---
Total from investment operations                         (1.23)         .16          .86          .54           .36
                                                         -----          ---          ---          ---           ---
Less distributions:
Dividends from net investment income                        --         (.02)        (.03)        (.07)         (.05)
Distributions from realized gains                         (.51)        (.51)        (.02)        (.01)           --
                                                          ----         ----         ----         ----          ----
Total distributions                                       (.51)        (.53)        (.05)        (.08)         (.05)
                                                          ----         ----         ----         ----          ----
Net asset value, end of period                          $ 4.47        $6.21        $6.58        $5.77         $5.31
                                                        ------        -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                    $53          $77          $68          $44           $19
                                                           ---          ---          ---          ---           ---
Ratio of expenses to average daily net assets(d)         2.21%        2.07%        2.16%        2.25%(f)      2.22%(f),(h)
                                                         ----         ----         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                          .42%         .51%         .66%        1.10%         1.41%(h)
                                                          ---          ---          ---         ----          ----
Portfolio turnover rate
     (excluding short-term securities)                    173%         110%          99%          74%           44%
                                                          ---          ---           --           --            --
Total return(i)                                        (21.21%)       1.95%       14.89%       10.18%         7.31%
                                                       ------         ----        -----        -----          ----

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
21   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000(c)
Net asset value, beginning of period                    $ 6.21        $6.58
                                                        ------        -----
Income from investment operations:
Net investment income (loss)                               .02          .01
Net gains (losses) (both realized and unrealized)        (1.24)        (.38)
                                                         -----         ----
Total from investment operations                         (1.22)        (.37)
                                                         -----         ----
Less distributions:
Dividends from net investment income                      (.02)          --
Distributions from realized gains                         (.51)          --
                                                          ----        -----
Total distributions                                       (.53)          --
                                                          ----        -----
Net asset value, end of period                          $ 4.46        $6.21
                                                        ------        -----
Ratios/supplemental data
Net assets, end of period (in millions)                     $1          $--
                                                            --          ---
Ratio of expenses to average daily net assets(d)         2.21%        2.07%(h)
                                                         ----         ----
Ratio of net investment income
     (loss) to average daily net assets                   .41%         .47%(h)
                                                          ---          ---
Portfolio turnover rate
     (excluding short-term securities)                    173%         110%
                                                          ---          ---
Total return(i)                                        (21.17%)      (5.62%)
                                                       ------        -----

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                              2001         2000         1999         1998          1997(b)
Net asset value, beginning of period                    $ 6.30        $6.62        $5.79        $5.33         $5.00
                                                        ------        -----        -----        -----         -----
Income from investment operations:
Net investment income (loss)                               .08          .10          .09          .12           .10
Net gains (losses) (both realized and unrealized)        (1.28)         .13          .84          .47           .31
                                                         -----          ---          ---          ---           ---
Total from investment operations                         (1.20)         .23          .93          .59           .41
                                                         -----          ---          ---          ---           ---
Less distributions:
Dividends from net investment income                      (.03)        (.04)        (.08)        (.12)         (.08)
Distributions from realized gains                         (.51)        (.51)        (.02)        (.01)           --
                                                          ----         ----         ----         ----          ----
Total distributions                                       (.54)        (.55)        (.10)        (.13)         (.08)
                                                          ----         ----         ----         ----          ----
Net asset value, end of period                          $ 4.56        $6.30        $6.62        $5.79         $5.33
                                                        ------        -----        -----        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                     $2           $1          $--          $--           $--
                                                            --           --          ---          ---           ---
Ratio of expenses to average daily net assets(d)         1.31%        1.20%        1.15%        1.42%(g)      1.30%(g),(h)
                                                         ----         ----         ----          ----         ----
Ratio of net investment income (loss)
     to average daily net assets                         1.35%        1.51%        1.65%        2.02%         2.46%(h)
                                                         ----         ----         ----         ----          ----
Portfolio turnover rate
     (excluding short-term securities)                    173%         110%          99%          74%           44%
                                                          ---          ---           --           --            --
Total return(i)                                        (20.40%)       2.99%       15.76%       11.17%         8.24%
                                                       ------         ----        -----        -----          ----

See accompanying notes to financial highlights.

-------------------------------------------------------------------------------
22   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Nov. 13, 1996 (commencement of operations) to Oct. 31, 1997.
(c)  Inception date was June 26, 2000.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.53% and 2.29% for the periods ended 1998 and 1997, respectively.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.29% and 2.96% for the periods ended 1998 and 1997, respectively.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.46% and 2.14% for the periods ended 1998 and 1997, respectively.
(h)  Adjusted to an annual basis.
(i)  Total return does not reflect payment of a sales charge.

-------------------------------------------------------------------------------
23   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Investments in Securities
AXP Global Balanced Fund

Oct. 31, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (45.9%)(c)
Issuer                                Shares                   Value(a)

Australia (--%)
Financial services
Westfield Holdings                     2,666                    $22,833

Bermuda (1.3%)
Multi-industry conglomerates
Tyco Intl                             37,000                  1,818,180

Finland (0.4%)
Communications equipment & services
Nokia                                 25,927                    542,477

France (1.1%)
Energy (0.3%)
Total Fina ELF                         3,235                    454,547

Indexes (0.8%)
StreetTRACKS MSCI
     Pan Euro ETF                     11,603(b)               1,051,352

Germany (1.6%)
Banks and savings & loans (0.4%)
Deutsche Bank                         10,414                    578,082

Computers & office equipment (0.3%)
SAP                                    3,476                    360,046

Insurance (0.9%)
Allianz                                3,705                    873,184
Muenchener
     Rueckversicherungs-Gesellschaft   1,262                    333,048
Total                                                         1,206,232

Hong Kong (0.6%)
Financial services
Cheung Kong Holdings                  89,000                    753,077

Italy (0.3%)
Insurance
Assicurazioni Generali                12,550                    344,200

Japan (3.4%)
Automotive & related (0.5%)
Honda Motor                           10,100                    362,232
Toyota Motor                          19,000                    461,011
Total                                                           823,243

Banks and savings & loans (0.2%)
Orix                                   3,200                    279,989

Chemicals (0.2%)
Sumitomo Chemical                     73,000                    278,510

Computers & office equipment (0.4%)
Canon                                 18,000                    523,508

Electronics (0.3%)
Hitachi                               29,000                    197,827
Nintendo                               1,300                    200,515
Total                                                           398,342

Financial services (0.1%)
Nomura Holdings                       14,000                    184,143

Health care services (0.2%)
Yamanouchi Pharmaceutical              8,000                    237,245

Household products (0.3%)
Kao ADR                               15,000                    355,378

Media (0.3%)
Sony                                  10,500                    397,165

Miscellaneous (0.3%)
Mitsubishi Estate                     40,000                    391,160

Multi-industry conglomerates (0.4%)
Mitsubishi                            34,000                    260,545
Secom                                  6,000                    312,242
Total                                                           572,787

Utilities -- telephone (0.2%)
NTT DoCoMo                                16                    216,985

Mexico (0.5%)
Retail
Wal-Mart de Mexico                   280,209                    666,905

Netherlands (0.5%)
Insurance
ING Groep                             26,310                    656,418

Singapore (0.3%)
Banks and savings & loans
United Overseas Bank                  65,000                    363,427

See accompanying notes to investments in securities.

-------------------------------------------------------------------------------
24   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Issuer                                Shares                   Value(a)

South Korea (0.5%)
Electronics
Samsung Electronics                    4,930                   $660,506

Spain (1.3%)
Banks and savings & loans (0.2%)
Banco Santander
     Central Hispano                  43,654                    336,179

Utilities -- telephone (1.1%)
Telefonica                           123,007                  1,477,970

Switzerland (2.3%)
Banks and savings & loans (0.7%)
UBS                                   20,530                    954,898

Food (1.0%)
Nestle                                 6,544                  1,358,574

Health care (0.6%)
Novartis                              20,545                    769,384

United Kingdom (5.0%)
Banks and savings & loans (1.4%)
Barclays                               7,783                    234,300
HSBC Holdings                        114,439                  1,254,039
Lloyds TSB Group                      39,958                    403,290
Total                                                         1,891,629

Communications equipment & services (1.3%)
GlaxoSmithKline                       63,324                  1,703,704

Energy (0.3%)
BP                                    55,779                    450,213

Media (0.4%)
British Sky Broadcasting Group        22,400(b)                 250,838
WPP Group                             36,980                    334,780
Total                                                           585,618

Utilities -- telephone (1.6%)
British Telecommunications           137,928                    698,049
Vodafone Group                       617,875                  1,428,735
Total                                                         2,126,784

United States (26.8%)
Banks and savings & loans (0.6%)
U.S. Bancorp                          47,400                    842,772

Beverages & tobacco (0.8%)
Coca-Cola                             23,700                  1,134,756

Computer software & services (2.6%)
Microsoft                             51,032(b)               2,967,511
Oracle                                47,100(b)                 638,676
Total                                                         3,606,187

Computers & office equipment (3.9%)
AOL Time Warner                       33,400(b)               1,042,414
Cisco Systems                         29,959(b)                 506,906
Dell Computer                         55,312(b)               1,326,382
Intl Business Machines                22,900                  2,474,803
Total                                                         5,350,505

Electronics (2.2%)
Intel                                 62,900                  1,536,017
Micron Technology                     17,500(b)                 398,300
Texas Instruments                     39,000                  1,091,610
Total                                                         3,025,927

Energy (0.2%)
ChevronTexaco                          3,800                    336,490

Financial services (2.8%)
Citigroup                             42,363                  1,928,363
Fannie Mae                            17,760                  1,437,850
Goldman Sachs Group                    5,900                    461,144
Total                                                         3,827,357

Food (1.2%)
Kraft Foods Cl A                      48,900                  1,650,375

Health care (7.9%)
Abbott Laboratories                   39,700                  2,103,306
American Home Products                37,300                  2,082,459
Amgen                                  8,000(b)                 454,560
Medtronic                             24,600                    991,380
Merck & Co                            18,000                  1,148,580
Pfizer                                59,570                  2,495,983
Pharmacia                             37,600                  1,523,552
Total                                                        10,799,820

Insurance (0.6%)
American Intl Group                    9,560                    751,416

Media (0.4%)
Interpublic Group of Companies        23,100                    518,595

Multi-industry conglomerates (1.4%)
General Electric                      51,310                  1,868,197

Retail (1.7%)
Home Depot                            26,600                  1,016,918
Wal-Mart Stores                       24,800                  1,274,720
Total                                                         2,291,638

Utilities -- telephone (0.5%)
Sprint (PCS Group)                    28,400(b)                 633,320

Total common stocks
(Cost: $67,421,352)                                         $62,429,045

See accompanying notes to investments in securities.

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25   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Bonds (47.9%)(c)
Issuer                        Coupon        Principal          Value(a)
                                rate           amount

Australia (0.3%)
New South Wales Treasury
     (Australian Dollar)
         03-01-08             8.00%           200,000          $116,014
Queensland Treasury
     (Australian Dollar) Local Govt Guaranty
         05-14-03             8.00            565,000           301,555
Total                                                           417,569

Austria (2.3%)
Oesterreich Kontrollbank
     (Japanese Yen)
         03-22-10             1.80        364,000,000         3,183,401

Brazil (0.6%)
Federal Republic of Brazil
     (U.S. Dollar)
         04-15-14             8.00            554,135           375,775
         08-17-40            11.00            700,000           456,182
Total                                                           831,957

Canada (1.4%)
Govt of Canada
     (Canadian Dollar)
         02-01-06             7.00          1,250,000           886,976
         06-01-08             6.00            800,000           545,599
Province of British Columbia
     (Canadian Dollar)
         12-01-06             5.25            500,000           325,113
Rogers Communication
     (Canadian Dollar) Sr Nts
         07-15-07             8.75            300,000           184,816
Total                                                         1,942,504

China (--%)
Greater Beijing First Expressways
     (U.S. Dollar) Sr Nts
         06-15-07             9.50            170,000(b)         61,200

Denmark (0.6%)
Govt of Denmark
     (Danish Krone)
         05-15-03             8.00            600,000            77,141
         08-15-05             5.00          6,000,000           749,300
Total                                                           826,441

France (2.2%)
Govt of France
     (European Monetary Unit)
         10-25-09             4.00          1,500,000         1,315,879
         04-25-10             5.50          1,800,000         1,741,020
Total                                                         3,056,899

Germany (8.6%)
Allgemeine Hypo Bank
     (European Monetary Unit)
         09-02-09             5.00            850,000           781,789
Bundesschatzanweisungen
     (European Monetary Unit)
         12-14-01             4.00          2,000,000         1,801,876
         03-15-02             4.50          1,550,000         1,400,805
Federal Republic of Germany
     (European Monetary Unit)
         11-11-04             7.50            700,000           703,791
         01-05-06             6.00            600,000           587,730
         01-04-08             5.25          1,285,000         1,226,340
         07-04-08             4.75            725,000           672,667
         07-04-10             5.25            250,000           239,087
         06-20-16             6.00            434,598           441,466
         07-04-27             6.50          1,475,000         1,592,700
         01-04-30             6.25          1,200,000         1,273,781
Treuhandanstalt
     (European Monetary Unit)
         01-29-03             7.13          1,022,584           962,946
Total                                                        11,684,978

Italy (5.4%)
Buoni Poliennali Del Tes
     (European Monetary Unit)
         01-01-04             8.50            800,000           796,505
         07-01-05             4.75          1,830,000         1,710,569
         11-01-09             4.25          3,400,000         3,006,328
         11-01-10             5.50            650,000           622,397
         11-01-29             5.25          1,400,000         1,257,169
Total                                                         7,392,968

Mexico (0.3%)
Bancomext Trust
     (U.S. Dollar)
         05-30-06            11.25            150,000(d)        174,375
United Mexican States
     (British Pound) Medium-term Nts Series E
         05-30-02             8.75            125,000           181,636
Total                                                           356,011

Norway (1.0%)
Govt of Norway
     (Norwegian Krone)
         11-30-04             5.75          7,200,000           809,150
         05-15-09             5.50          5,000,000           551,335
Total                                                         1,360,485


See accompanying notes to investments in securities.

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26   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Issuer                        Coupon        Principal          Value(a)
                                rate           amount

Singapore (0.6%)
PSA
     (U.S. Dollar)
         08-01-05             7.13%          $700,000(d)       $764,496

Spain (0.8%)
Govt of Spain
     (European Monetary Unit)
         05-30-04             8.00            700,000           700,687
         04-30-06             8.80            322,744           349,099
Total                                                         1,049,786

United Kingdom (2.9%)
United Kingdom Treasury
     (British Pound)
         06-07-02             7.00            415,000           614,398
         06-10-03             8.00            940,000         1,449,019
         12-07-03             6.50            350,000           532,826
         12-07-05             8.50            800,000         1,336,211
Total                                                         3,932,454

United States (20.9%)
Citicorp
     (European Monetary Unit)
         09-19-09             6.25          1,000,000           493,142
Clear Channel Communications
     (U.S. Dollar)
         11-01-06             6.00            650,000           654,231
DTE Burns Harbor LLC
     (U.S. Dollar) Sr Nts
         01-30-03             6.57             34,390(d)         29,232
Federal Natl Mtge Assn
     (U.S. Dollar)
         05-14-04             5.63          1,000,000         1,064,251
         08-15-04             6.50          1,375,000         1,495,722
         02-15-05             7.13          2,000,000         2,229,570
         02-15-08             5.75            900,000           968,549
         01-15-10             7.25          1,500,000         1,750,806
         05-15-11             6.00          4,900,000         5,298,370
         07-01-13             6.00            564,555           583,721
         05-01-14             6.50            766,119           797,850
         03-01-27             7.50            102,083           107,803
Ford Motor Credit
     (Japanese Yen)
         02-07-05             1.20         61,000,000           482,498
     (U.S. Dollar)
         10-25-11             7.25            500,000           502,950
Intl Paper
     (European Monetary Unit)
         08-11-06             5.38            560,000           505,636
Phillips Petroleum
     (U.S. Dollar)
         03-15-28             7.13            200,000           197,118
U.S. Treasury
     (U.S. Dollar)
         02-28-03             5.50            350,000           365,257
         11-15-05             5.75            850,000           924,902
         11-15-08             4.75            200,000           208,874
         08-15-10             5.75          1,900,000         2,109,304
         02-15-16             9.25          2,000,000         2,909,380
         11-15-16             7.50          3,000,000         3,828,750
WorldCom
     (U.S. Dollar)
         05-15-11             7.50            750,000           773,003
Total                                                        28,280,919

Total bonds
(Cost: $65,151,419)                                         $65,142,068

Short-term securities (4.0%)
Issuer                    Annualized           Amount          Value(a)
                       yield on date       payable at
                         of purchase         maturity

U.S. government agencies
Federal Home Loan Bank Disc Nts
     12-19-01                 2.16%        $4,200,000        $4,186,680
     12-19-01                 2.29            300,000           299,049
Federal Natl Mtge Assn Disc Nts
     11-29-01                 3.38            500,000           498,923
     11-30-01                 2.19            500,000           499,088

Total short-term securities
(Cost: $5,484,853)                                           $5,483,740

Total investments in securities
(Cost: $138,057,624)(e)                                    $133,054,853

See accompanying notes to investments in securities.

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27   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.
(e) At Oct. 31, 2001, the cost of securities for federal income tax purposes was $139,604,623 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                               $  4,086,292
     Unrealized depreciation                                (10,636,062)
                                                            -----------
     Net unrealized depreciation                           $ (6,549,770)
                                                           ============

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28   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Federal Income Tax Information

(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.


AXP Global Balanced Fund
Fiscal year ended Oct. 31, 2001

Class A
Income distribution taxable as dividend income, 45.71% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.22826
Mar. 27, 2001                                                   0.00681
June 27, 2001                                                   0.00851
Total                                                          $0.24358

Capital gain distributions taxable for long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.29260
Total distributions                                            $0.53618

The distribution of $0.52086 per share, payable Dec. 20, 2000, consisted of $0.00891 derived from net investment income, $0.21935 from net short-term capital gains (a total of $0.22826 taxable as dividend income) and $0.29260 from net long-term capital gains.

Class B
Income distribution taxable as dividend income, 45.71% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2000                                                   $.21935

Capital gain distributions taxable for long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.29260
Total distributions                                            $0.51195

The distribution of $0.51195 per share, payable Dec. 20, 2000, consisted of $0.21935 from net short-term capital gains (taxable as dividend income) and $0.29260 from net long-term capital gains.

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29   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

Class C
Income distribution taxable as dividend income, 45.71% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.23009
Mar. 27, 2001                                                   0.00260
June 27, 2001                                                   0.00193
Total                                                          $0.23462

Capital gain distributions taxable for long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.29260
Total distributions                                            $0.52722

The distribution of $0.52269 per share, payable Dec. 20, 2000, consisted of $0.01074 derived from net investment income, $0.21935 from net short-term capital gains (a total of $0.23009 taxable as dividend income) and $0.29260 from net long-term capital gains.

Class Y
Income distribution taxable as dividend income, 45.71% qualifying for deduction by corporations.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.23386
Mar. 27, 2001                                                   0.00854
June 27, 2001                                                   0.00867
Total                                                          $0.25107

Capital gain distributions taxable for long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2000                                                  $0.29260
Total distributions                                            $0.54367

The distribution of $0.52646 per share, payable Dec. 20, 2000, consisted of $0.01451 derived from net investment income, $0.21935 from net short-term capital gains (a total of $0.23386 taxable as dividend income) and $0.29260 from net long-term capital gains.

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30   AXP GLOBAL BALANCED FUND -- ANNUAL REPORT

AXP Global Balanced Fund                                        PRSRT STD AUTO
70100 AXP Financial Center                                       U.S. POSTAGE
Minneapolis, MN 55474                                                PAID
                                                                   AMERICAN
americanexpress.com                                                 EXPRESS

Ticker Symbol
Class A: IDGAX     Class B: IGBBX
Class C: N/A       Class Y: AGBYX

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS
                                                                S-6352 H (12/01)